UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report:  November 12, 2013
(Date of earliest event reported:  November 5, 2013)

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HAVERTY FURNITURE COMPANIES, INC.
(Exact name of registrant as specified in its charter)
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Maryland	1-14445	58-0281900
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Johnson Ferry Road, Suite 800, Atlanta, Georgia 30342
(Address of principal executive officers) ( Zip Code)
Telephone number, including area code: (404) 443-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 5, 2013, Haverty Furniture Companies, Inc. (the "Company" or "Havertys"), entered into an Amended and Restated Retailer Program Agreement (the "Agreement") with GE Capital Retail Bank (the "Bank").

The Agreement amends and restates a prior Retailer Program Agreement between Havertys and the Bank (formerly known as GE Money Bank) which sets forth the terms and conditions under which the Bank will provide revolving consumer credit to qualifying customers of Havertys for the purchase of goods and services.  The term of the Agreement is through February 28, 2019.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to such Agreement, which will be filed in accordance with SEC rules and regulations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAVERTY FURNITURE COMPANIES, INC.
November 12, 2013	By:
Jenny Hill Parker Senior Vice President, Secretary and Treasurer